                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): September 4, 2003

                                ----------------


                               Toll Brothers, Inc.
        -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         001-09186               23-2416878
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
   of Incorporation)                 File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                19006
 -----------------------------------------------------------------------
 (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (215) 938-8000
                           --------------------------

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.               Item
---------         ----

99.1* Press release of Toll Brothers, Inc. dated September 4, 2003 announcing its entry into the Jacksonville, Florida market with an agreement to acquire Richard R. Dostie New Home Collection.


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 4, 2003, Toll Brothers, Inc. issued a press release announcing its entry into the Jacksonville, Florida market with an agreement to acquire, for an undisclosed amount of cash, substantially all of the assets of Richard R. Dostie, Inc. A copy of the release is attached hereto as Exhibit 99.1 to this report.

    The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


* Filed electronically herewith.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOLL BROTHERS, INC.

Dated: September 8, 2003                             By: Joseph R. Sicree
                                                  ------------------------
                                                  Joseph R. Sicree
                                                  Vice President, Chief
                                                  Accounting Officer